                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )      Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(x)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  Consolidated Capital of North America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(x)      No fee required.
( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1)  Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth in the amount on which the filing fee is calculated and state how it was determined)

             ------------------------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------
         5)      Total fee paid:

             ------------------------------------------------------------------
( )      Fee paid previously with preliminary materials.
( )      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

             ------------------------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------
         3)      Filing Party:

             ------------------------------------------------------------------
         4)      Date Filed:

             ------------------------------------------------------------------

                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17TH STREET, SUITE 400
                             DENVER, COLORADO 80202

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                OCTOBER 8, 1997

To the Shareholders of Consolidated Capital of North America, Inc.:

                 NOTICE IS HEREBY GIVEN that an Annual Meeting (the "Annual Meeting") of Shareholders of Consolidated Capital of North America, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m. Mountain Time, on October 8, 1997, at the Company's headquarters, 410 17th Street, Suite 400, Denver, Colorado 80202, for the following purposes:

                 (1) To elect two Class I Directors, two Class II Directors and two Class III Directors;

                 (2) To ratify the appointment of Grant Thornton LLP as the firm of independent Certified Public Accountants to audit the books and accounts of the Company for its fiscal year ending December 31, 1997;

                 (3) To approve the adoption of the Company's 1997 Stock Incentive Plan; and

                 (4) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

                 In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on August 22, 1997 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

           SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE

                 The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.


                                             By Order of the Board of Directors,



                                             Donald R. Jackson
                                             Secretary

August 29, 1997

                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17TH STREET, SUITE 400
                             DENVER, COLORADO 80202
                                  888-313-8051

                                PROXY STATEMENT

                                                                 August 28, 1997

                 This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Consolidated Capital of North America, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. Mountain Time, on October 8, 1997, at the Company's headquarters, 410 17th Street, Suite 400, Denver, Colorado 80202, and at any adjournment thereof (the "Annual Meeting").

                 All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the election of the nominees listed below to the Company's Board of Directors, FOR the ratification of the selection of Grant Thornton LLP as the Company's independent auditors for its fiscal year ending December 31, 1997, FOR the approval of Company's 1997 Stock Incentive Plan and at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

                 Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

                               VOTING SECURITIES

                 Voting rights at the meeting are vested in the holders of the Company's Common Shares, par value $.0001 per share (the "Common Shares"), with each share entitled to one vote. Only holders of record of Common Shares at the close of business on August 22, 1997 are entitled to vote at the Annual Meeting. On August 22, 1997, the Company had outstanding 15,792,121 Common Shares. The holders of a majority of the outstanding Common Shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. The approval of the auditors and the adoption of the 1997 Stock Incentive Plan will be approved and adopted, respectively, if a quorum exists and if the votes cast for approval and adoption, respectively, exceed the votes cast against approval and adoption, respectively. Where brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the ownership, as of the close of business on August 22, 1997, of the Common Shares by (i) each person who was known by the Company to be a beneficial owner of more than 5% of the Common Shares; (ii) by all directors; (iii) by each of the Named Executive Officers (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission), and (iv) by all directors and executive officers of the Company as a group.

                                                                                            PERCENT
                      NAME                             NUMBER OF SHARES               OF VOTING SECURITIES
                      ----                             ----------------               --------------------
 Stone Pine Colorado, LLC(1)(2)                           8,463,003(2)                       53.60%
 Stone Pine Capital, LLC(1)(2)                            8,463,003(2)                       53.60%
 Stone Pine Atlantic Equities, LLC(1)(2)                  8,463,003(2)                       53.60%
 Thompson H. Rogers(1)(2)(3)(5)(6)(7)                     8,639,669(2)(3)                    54.71%
 Paul Bagley(1)(2)(3)(5)(6)                               8,609,669(2)(3)                    54.51%
 W. Duke DeGrassi(1)(2)                                   8,463,003(2)                       53.60%
 L. Wayne Harber(1)(5)(6)                                  - 0 -                               --
 Donald R. Jackson(1)(5)(6)(7)                             - 0 -                               --
 Ronald F. Martin(7)(8)                                    - 0 -                               --
 John D. McKey, Jr.(1)(5)(6)                               - 0 -                               --
 Christian W. Wolf(1)(6)                                      1,000                             *
 Atlantis Holding Corp.(4)                                1,412,068(4)                        8.94%
 Investor Capital Enterprises, Inc.(4)                    1,412,068(4)                        8.94%
 Gary Kucher(4)                                           1,412,068(4)                        8.94%
 All Directors and Executive Officers as a                8,639,669(2)(3)                    54.71%
 group (6 persons)(2)
 Raymond McElhaney(9)                                       293,646                           1.86%

_________________________________________________
(1) The address for each person or entity is 410 17th Street, Suite 400, Denver, Colorado 80202.

(2) Stone Pine Colorado directly owns 6,481,867 of the Company's outstanding Common Shares (the "Stone Pine Shares"). Stone Pine Colorado holds a proxy to vote 1,211,568 Common Shares (the "AHC Shares") owned by Atlantis Holding Corp. and 769,568 Common Shares (the "Herstone Shares") owned by Richard Herstone, until the earlier of a transfer of the AHC Shares and the Herstone Shares, respectively, and February 4, 2000. The following entities and individuals are members of Stone Pine Colorado, LLC ("Stone Pine Colorado") and each own an equal voting interest in Stone Pine Colorado: Stone Pine Capital, LLC ("Stone Pine Capital"), Stone Pine Atlantic Equities, LLC ("Stone Pine Atlantic"), and Thompson H. Rogers. Paul Bagley and W. Duke DeGrassi are the designated voting persons for Stone Pine Capital and Stone Pine Atlantic, respectively. Stone Pine Colorado, Stone Pine Capital, Stone Pine Atlantic, Thompson H. Rogers, Paul Bagley and W. Duke DeGrassi are referred to herein as the "Stone Pine Reporting Persons." Each Stone Pine Reporting Person may be deemed a member of a group that shares voting power over the AHC Shares and the Herstone Shares and voting and dispositive power over the Stone Pine Shares and accordingly may be deemed to beneficially own the AHC Shares, the Herstone Shares and the Stone Pine Shares.

(3) Includes 70,000 shares beneficially owned by ERB Acquisition Group, LLC. ("ERB") and 76,666 shares beneficially owned by Stone Pine Financial Group, LLC ("SPFG). Messrs. Bagley and Rogers are members of ERB and SPFG and may be deemed to beneficially own such shares held by ERB and SPFG.

(4) Atlantis Holding Corp. directly owns 1,211,568 Common Shares (the "AHC Shares"). AHC has the sole dispositive power over the AHC Shares and Stone Pine Colorado has the sole voting power over the AHC Shares pursuant to a voting proxy until the earlier of the transfer by AHC of the AHC Shares to a nonaffiliate and February 4, 2000. Investor Capital Enterprises, Inc. ("ICE") directly owns or has the right to acquire 200,000 Common Shares (the "ICE Shares"). Gary Kucher directly owns 500 Common Shares (the "Kucher Shares").

Mr. Kucher as the sole shareholder of AHC has dispositive power of the AHC Shares and as the sole shareholder, director and executive officer of ICE has voting and dispositive power of the ICE Shares and therefore may be deemed to beneficially own the AHC Shares and ICE Shares. Mr. Kucher, AHC and ICE may be deemed to be persons who comprise a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and therefore each may be deemed to beneficially own all of the AHC Shares, the Kucher Shares and the ICE Shares. The address for AHC, ICE and Mr. Kucher is 7986 E. Arapahoe Ct., Suite 1800, Englewood, Colorado 80112.

(5) Director

(6) Director Nominee.

(7) Executive Officer.

(8) The address for Mr. Martin is 4817 East Sheila Street, Los Angeles, California 90040.

(9) Former President and Chief Executive Officer of the Company; the "Named Executive Officer" of the Company for the fiscal year ended December 31, 1996. The address for Mr. McElhaney is 5525 Erindale Drive, Suite 201, Colorado Springs, Colorado 80918.

*   Less than 1%.

                               CHANGE IN CONTROL

                 On January 21, 1997, Consolidated Land and Cattle Company, a subsidiary of the Company, merged with Angeles Acquisition Corp., a privately held company (the "January 1997 Merger"). Angeles Acquisition Corp., survived the Merger and became a wholly owned subsidiary of the Company. In the Merger, the Company issued 8,638,003 new Common Shares to Stone Pine Colorado, LLC, the sole shareholder of Angeles Acquisition Corp. Immediately following the January 1997 Merger, the Company sold 5,496,911 Common Shares in a private transaction to seven purchasers for an aggregate purchase price of $1.0 million (the "Share Issuance"). Immediately after the January 1997 Merger and the Share Issuance, Stone Pine Colorado, LLC was the beneficial owner of approximately 55% of the
outstanding Common Shares of the Company.   As of August 22, 1997, Stone Pine
Colorado, LLC was the beneficial owner of approximately 53.60% of the outstanding Common Shares and the direct owner of approximately 41% of the outstanding Common Shares. Subsequent to the January 1997 Merger, the then current directors and executive officers of the Company resigned such positions with the Company and those director-nominees identified below in Proposal 1 were appointed to serve as directors of the Company. The issuance of the shares in the January 1997 Merger and the appointment of the current directors to the Board of Directors resulted in a change in control of the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

                 The By-laws of the Company provide that the Board shall consist of not less than three directors nor more than fifteen, with the actual number of directors at a given time to be set by the Board of Directors from time to time. The Board currently consists of five members. The Company's By-laws and Certificate of Incorporation permit the classification of directors into three classes, as nearly equal in number as possible, with the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class to expire at the third annual meeting after their election. In accordance with such provisions, the Board has determined to classify the Board into three classes each consisting of two directors. The term of the initial class of Class I, Class II and Class III directors will expire in 1998, 1999 and 2000, respectively. At each annual meeting following the Annual Meeting to be held on October 8, 1997, two directors in the class whose term expires at the time of such meeting will be elected to hold office until the third succeeding annual meeting of shareholders of the Company.

                 The Board of Directors has nominated the following candidates to stand for election of the as directors of the Company: Class I Directors - Thompson H. Rogers and Paul Bagley; Class II Directors - L. Wayne Harber and John D. McKey, Jr.; and Class III Directors - Donald R. Jackson and _Christian
W. Wolf.

                 Accordingly, at the Annual Meeting, the shareholders will elect six members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below for the Class specified below. Proxies may not be voted for more than six persons. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

THOMPSON H. ROGERS, 43      CLASS I NOMINEE      DIRECTOR SINCE JANUARY 21, 1997

                  Mr. Rogers has been serving as the Chairman of the Board of the Company since January 21, 1997. Mr. Rogers is a Managing Director of the Stone Pine Companies (since 1994), including Stone Pine Colorado, LLC, which are in the business of merchant banking, investment banking and asset management. Mr. Rogers is the Chairman of Affiliated Holdings, Inc., a private investment management company (since 1985). Prior thereto, Mr. Rogers was with FIRSTIER, now known as First Bank, a financial institution in Omaha, Nebraska. From 1995 to 1996, Mr. Rogers was the Chairman of Laidlaw Holdings Asset Management, Inc. Mr. Rogers serves on the Board of Directors of America First Eureka Holdings, Inc. which is a subsidiary corporation of America First Financial Fund 1987, a Nasdaq listed company, and serves as the holding company for EurekaBank, located in San Francisco, California. Mr. Rogers also serves on the Board of Directors of Pinnacle Bank of Omaha, located in Omaha, Nebraska; Havelock Bank, located in Lincoln, Nebraska; Aspen Holdings Inc., an insurance holding company; and Worldwave Communications Inc., a telecommunications company.

PAUL BAGLEY, 54          CLASS I NOMINEE         DIRECTOR SINCE JANUARY 21, 1997

                 Mr. Bagley is the Chairman and Chief Executive Officer of FCM Fiduciary Capital Management Company (since 1989), an investment-related company. Mr. Bagley is the Manager of the Stone Pine Companies (since 1994), including Stone Pine Colorado, LLC, which are in the business of merchant banking, investment banking and asset management. Mr. Bagley was the Chief Executive Officer of Laidlaw Holdings from 1995 to 1996. For more than twenty years prior to October 1988, Mr. Bagley was engaged in investment banking activities with Shearson Lehman Hutton Inc. and its predecessor, E.F. Hutton & Company Inc. Mr. Bagley has served on the boards of a number of public and private companies. Mr. Bagley serves on the Board of Directors of America First Eureka Holdings, Inc. which is a subsidiary corporation of America First Financial Fund 1987, a Nasdaq listed company and serves as the holding company for EurekaBank, located in San Francisco, California. Mr. Bagley also serves on the Board of Directors of Fiduciary Capital; EurekaBank; Hollis-Eden Pharmaceuticals; LMC Operating Corp.; and Pacific Consumer Funding.

L. WAYNE HARBER, 43       CLASS II NOMINEE       DIRECTOR SINCE JANUARY 21, 1997

                 Mr. Harber is a Managing Director of the Stone Pine Companies (since 1994), including Stone Pine Colorado, LLC, which are in the business of merchant banking, investment banking and asset management. From 1990 to 1993, Mr. Harber was the Senior Vice President of Marketing for Aegis Holdings Corporation, an asset management and investment banking concern specializing in asset securitization and structured finance. From 1980 to 1990, Mr. Harber was a Vice President and National Sales Manager for Franchise Finance Corporation of America.

JOHN D. MCKEY, JR., 53      CLASS II NOMINEE     DIRECTOR SINCE FEBRUARY 4, 1997

                 Mr. McKey is a partner at the law firm of McCarthy, Summers, Bobko & McKey, P.A. since September 1993, and from June 1986 to September 1993, was a partner at Kohn, Bobko, McKey & Higgins, P.A. Mr. McKey currently serves as a director of Publishing Company of North America and Lithium Technology Corporation.

DONALD R. JACKSON, 47      CLASS III NOMINEE     DIRECTOR SINCE FEBRUARY 4, 1997

                 Mr. Jackson has been serving as the Chief Financial Officer, Secretary and Treasurer of the Company since January 21, 1997. Mr. Jackson is a Managing Director of the Stone Pine Companies (since 1994), including Stone Pine Colorado, LLC, which are in the business of merchant banking, investment banking and asset management. Mr. Jackson is a Senior Vice President, Treasurer and Chief Financial Officer of FCM Fiduciary Capital Management Company (since 1994). From January 1990 to June 1994, Mr. Jackson was a Corporate Vice President with PaineWebber Incorporated, where he was involved in the financial administration of various publicly and privately offered investment programs. During 1989, Mr. Jackson was self-employed. Immediately prior to that he was a First Vice President in the Direct Investments Group with Shearson Lehman Hutton Inc. From 1972 to 1986, Mr. Jackson was associated with the accounting firm of Arthur Andersen & Co., serving as a partner from 1981 to 1986. Mr. Jackson is a director of LMC Operating Corp.

CHRISTIAN W. WOLF, 41            CLASS III NOMINEE              DIRECTOR NOMINEE

                 Mr. Wolf is the President of Stone Pine Southeast, LLC (since April 1997) which is in the business of merchant banking and investment banking. From January 1996 until March 1997 Mr. Wolf was the founding principal of Phaedrus Ltd., an investment banking concern focused on advisory services for small capitalization companies. From 1994 to 1995, Mr. Wolf was Managing Director of Private Placements for First Union Capital Markets. From 1989 to 1994, Mr. Wolf was a Senior Vice President and Director of Corporate Finance for NationsBanc Capital Markets. From 1983 to 1989, Mr. Wolf was a Vice President of JP Morgan's Private Placement Group.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
                    ABOVE LISTED SLATE OF DIRECTOR-NOMINEES

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

                 During the 1996 Fiscal Year, there were three formal meetings of the Board of Directors of the Company. Raymond E. McElhaney, Bill M. Conrad and Ronald R. McGinnis, the directors of the Company during the 1996 Fiscal Year, each attended all of the Board meetings held during the 1996 Fiscal Year. Additional Board actions were conducted by unanimous written consent. During the 1996 Fiscal Year there were no committees of the Board of Directors of the Company.

                 Subsequent to the January 1997 Merger, the Board of Directors of the Company formed the following Committees of the Board: (i) the Executive Committee, presently consisting of Thompson Rogers and Donald Jackson, which is responsible for exercising the authority of the Board of Directors in the management of the Corporation between meetings of the Board, with the exception of certain matters that by law may not be delegated, (ii) the Audit Committee, presently consisting of Paul Bagley, John McKey and Thompson Rogers, which is responsible for reviewing and evaluating the Company's financial controls and financial reporting obligations, (ii) the Compensation Committee, presently consisting of Wayne Harber, Donald Jackson and Thompson Rogers, which is responsible for reviewing and evaluating the duties and performance of the Company's officers and key employees and making recommendations concerning the compensation of such individuals.

                 Directors receive no cash compensation for serving on the Company's Board of Directors other than reimbursement for out-of-pocket expenses incurred in attending meetings.

                               EXECUTIVE OFFICERS

                 The executive officers of the Company are:

                 Thompson H. Rogers                   Chairman of the Board

                 Donald R. Jackson                    Chief Financial Officer,
                                                      Secretary and Treasurer

                 Ronald F. Martin                     President of Angeles Metal
                                                      Trim Co.


                 Ronald F. Martin was appointed the President of Angeles Metal Systems, a wholly owned subsidiary of the Company, effective April 10, 1997. Mr. Martin was the President and Chief Executive Officer of Noman Technology, Inc. from 1994 until April 1997. Prior thereto he was the President and Chief Executive Officer of Harris Tube from 1989 until 1993 and President of Harris Tube from 1986 to 1989. For over 25 years Mr. Martin held a number of positions with Rheem Manufacturing Co. from entry level to senior management positions. In June 1993, Harris Tube filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. Mr. Ronald Martin was serving as an executive officer of Harris Tube at the time of such filing.

                 Information pertaining to Messrs. Rogers and Jackson is set forth above under "Election of Directors."

                 Each executive officer holds office until his or her successor is duly elected and qualified or until his or her resignation or until such officer shall be removed from office in the manner provided in the Company's By-laws.

                           MANAGEMENT'S REMUNERATION

SUMMARY COMPENSATION TABLE

                 The following table summarizes the total compensation of the Former Chief Executive Officer, the only Named Executive Officer of the Company, for the fiscal year ended December 31, 1996.

                           Summary Compensation Table

                                           Annual Compensation                                   Long-Term Compensation
                                           -------------------                                   ----------------------

                                                                                                 Securities
                                                                                                 Underlying
Name and Principal                                                  Options                      Options
Position                                   Year                     Salary                            #
------------------                         ----                     ------                       -----------
Raymond E. McElhaney,                      1996                     $12,000(2)                        0
Former President and                       1995                     $12,000                           0
CEO(1)                                     1994                     $12,000                        170,000

____________________________________________________

(1) Mr. McElhaney resigned his position as the President and Chief Executive Officer of the Company effective January 21, 1997.

(2) No cash salary payments were made to Mr. McElhaney during 1996. The accrued amount of $12,000 and future payments due under Mr. McElhaney's Employment Agreement were partial consideration for the Asset Purchase in January 1997. See "Certain Relationships and Related Transactions."

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                 Shown below is information at December 31, 1996, with respect to the options to purchase the Company's Common Shares held by the only Named Executive Officer.


                                                              No. of Securities
                                                              Underlying
                                Shares           Value        Unexercised              Value of Unexercised
                                Acquired on      Realized     Options Held at          In-the Money Options at
 Name                           Exercise (#)     $            December 31, 1996        December 31, 1996
 ----                           ------------     --------     -----------------        -----------------------
 Raymond E. McElhaney                 0             $ 0           151,818(1)                   $ 0

__________________________________________________________________
(1) The 151,818 options held by Mr. McElhaney were cancelled in partial consideration for the Asset Purchase in January 1997. See "Certain Relationships and Related Transactions." All of such options were exercisable at year end.

                 Other than the Company's Compensatory Benefit Plan, the Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan, and a medical insurance plan for two of its officers the Company had no other retirement, pension, profit sharing or insurance program for the benefit of its officers, directors or other employees during 1996.

                              EMPLOYMENT CONTRACTS

                 Raymond E. McElhaney, Bill M. Conrad and Ronald R. McGinnis each served as officers of the Company pursuant to three-year Employment Agreements with the Company which had termination dates of November 17, 1997. Messrs. McElhaney, Conrad and McGinnis resigned from such positions as of January 21, 1997 immediately after the consummation of the January 1997 Merger. Each Employment Agreement provided for payment of salary in the amount of $1,000 per month plus reimbursement of reasonable and necessary expenses incurred on behalf of the Company. The Agreements were terminable without liability to the Company immediately for "cause" and upon 90 days advance written notice in other cases. No payments were made to Messrs. McElhaney, Conrad or McGinnis under such Agreements during 1996 (the "Accrued Payments"). The Accrued Payments and future payments due under such Agreements were partial consideration for the Asset Purchase described below (See "Certain Relationships and Related Transactions") and such Employment Agreements were terminated in connection with such transaction.

                 Ronald F. Martin serves as the President of Angeles Metal Trim Co., a wholly owned subsidiary of the Company, pursuant to a one-year Employment Agreement entered into on April 10, 1997, providing for an annual salary of $84,000 and additional bonus payments. As part of the consideration for services rendered under the Employment Agreement, Mr. Martin was granted 500,000 options with an exercise price of $2.00 per share to purchase Common Shares of the Company, which options vest over a five year period so long as Mr. Martin remains in the employ of the Company. If the Company's 1997 Stock Incentive Plan is approved by the shareholders, the 500,000 options granted under the Employment Agreement will be cancelled and be reissued under such new Plan. In the event of termination without cause, Mr. Martin would receive his annual salary for the remainder of the term of the Employment Agreement, retain the right to exercise all stock options and receive other specified benefits.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                 Set forth below is a description of certain transactions during the last two years between the Company and its directors, executive officers and beneficial owners of five percent or more of the outstanding Common Shares, as well as certain business relationships between the Company and its directors.

                 On January 21, 1997, Consolidated Land and Castle Company, a subsidiary of the Company merged with Angeles Acquisition Corp., a privately held company (the "January 1997 Merger"). Angeles Acquisition Corp., survived the Merger and became a wholly owned subsidiary of the Company. Prior to the January 1997 Merger, Raymond McElhaney, Bill Conrad, and Ronald McGinnis, the sole executive officers and directors of the Company (the "Former Directors"), purchased from the Company the following assets of the Company (the "Asset Sale"): (i) the furniture and equipment of the Company, (ii) 7,000 shares of common stock of American Educational Products, Inc. including warrants to purchase additional shares of the common stock of American Education Products, Inc., (iii) 37,500 shares of common stock of Gold Capital Corporation, (iv) a Promissory Note receivable by and between the Company and Glacier Valley Holding Corporation dated November 13, 1995 in the principal amount of $18,000 and (v) the Company's interest in and to the Elite Note and the Company's interest in the Northcrest Joint Venture.

                 The purchase price for the assets sold in the Asset Sale was $99,625 which consideration consisted of (x) the cancellation of stock options held by the Former Directors to acquire an aggregate of 455,454 shares of the common stock of the Company at the exercise price of $.55 per share, (y) the relinquishment of any interest in and to the salaries which were accrued for the accounts of the Former Directors and any claim for future salaries pursuant to the Employment Agreements between the Company and the Former Directors, in the aggregate amount of $69,000, and the cancellation of such Employment Agreements and (z) the assumption by the Former Directors of all debts, liabilities and outstanding accounts of the Company which were outstanding prior to the Merger.

                 The following assets purchased by the Former Directors and included in the Asset Sale were acquired during the last two years for the following purchase price: (i) 7,000 shares of common stock of American Educational Products, Inc. and warrants to purchase additional shares of common stock, $7,000, (ii) a promissory note receivable from Glacier Valley Holding Corporation, $18,000, and (iii) a 52% interest in the nonrecourse promissory note payable by Elite Properties of America, $415,750, with a principal balance equal to $216,190 at the time of sale.

                 The Company has agreed to pay Stone Pine Colorado, LLC an acquisition structuring fee of $250,000 in connection with the January 1997 Merger and the related transactions and has delivered a Promissory Note in favor of Stone Pine Colorado, LLC for such amount, payable on demand. Stone Pine Colorado, LLC is the owner of approximately 41% of the outstanding Common Shares and all of the directors of the Company have a financial interest in Stone Pine Colorado, LLC.

                 The Company paid $80,000 in consideration of services provided by Investor Capital Enterprises, Inc. in connection with the Merger.

                 The Company entered into a Services Agreement (the "Services Agreement") with Stone Pine Atlantic, LLC ("Stone Pine Atlantic") effective as of February 1, 1997 pursuant to which Stone Pine Atlantic, LLC provides administrative, accounting and investor relations services to the Company and its subsidiaries as well as investment banking services and will provide assistance in merger and acquisition transactions, financing transactions and stock offerings by the Company. In consideration for such services, the Company is obligated to pay Stone Pine Atlantic $10,000 per month plus reimbursement for the cost of providing the administrative, accounting and investor relations services. All of the directors of the Company have a financial interest in Stone Pine Atlantic, LLC.

                 In April 1997, ERB Acquisition Group, LLC ("ERB"), a Nebraska limited liability company, loaned $300,000 (the "ERB Loan") to Angeles Metal Trim Co. ("Angeles"), a wholly owned subsidiary of the Company, which loan is evidenced by a promissory note payable to ERB (the "ERB Note"). In consideration of such loan, Angeles agreed to pay ERB a facility fee of $9,000, which has been added to the principal balance of the ERB Note, and the Company has issued 70,000 of its Common Shares to ERB as of August 22, 1997 and will issue 10,000 Common Shares on the first day of each month until the ERB Note is repaid in full. The ERB Note bears interest at 12% per annum, payable monthly in arrears beginning May 1, 1997. The principal of the ERB Note and accrued and unpaid interest is due and payable in April 1999. While the note agreement provides that the ERB Note may be prepaid at any time at the option of Angeles, any prepayment of the ERB Note is currently prohibited by the terms of the loan agreement between Angeles and Union Bank.

                 The obligations under the ERB Loan have been guaranteed by the Company and Stone Pine Colorado, LLC. All of the assets of the Company and all of the assets of Stone Pine Colorado, LLC, including the Company's Common Shares owned by Stone Pine Colorado, LLC, have been pledged as security for the obligations under the ERB Loan. Stone Pine Colorado, LLC, is the owner of approximately 41% of the outstanding Common Shares and all of the directors of the Company have a financial interest in Stone Pine Colorado, LLC. Thompson H. Rogers and Paul Bagley, directors of the Company, have a financial interest in ERB.

                 In June 1997, Stone Pine Financial Group, LLC ("SPFG"), a Colorado limited liability company, loaned $107,000 (the "SPFG Loan") to Angeles, which loan is evidenced by a promissory note payable to SPFG (the "SPFG Note"). In consideration of such loan, Angeles agreed to pay SPFG a commitment fee of $3,120, which has been added to the principal balance of the SPFG Note, and the Company has issued 16,666 of its Common Shares to SPFG. The SPFG Note bears interest at 12% per annum, payable monthly in arrears beginning July 1, 1997. The principal of the SPFG Note and accrued and unpaid interest is due and payable in June 1999. The SPFG Note may be prepaid at any time at the option of Angeles. Thompson H. Rogers and Paul Bagley, directors of the Company, have a financial interest in SPFG.

                 In August 1997, SPFG loaned $250,000 (the "Second SPFG Loan") to the Company, which loan is evidenced by a promissory note payable to SPFG (the "Second SPFG Note"). In consideration of such loan, the Company has agreed to issue 60,000 of its Common Shares to SPFG. The Second SPFG Note bears interest at 12% per annum, payable monthly in arrears, beginning September 1, 1997. The principal of the Second SPFG Note and accrued and unpaid interest is due and payable on the earlier of October 21, 1997 and the closing of the acquisition of the assets of Capitol Metals Co. Inc. and the related financing transactions. The Second SPFG Note may be prepaid at any time at the option of the Company. Thompson H. Rogers and Paul Bagley, directors of the Company, have a financial interest in SPFG.

                 The Company believes that the transactions described above were fair to the Company and were as favorable to the Company as those which it might have obtained from non-affiliated third parties, given the circumstances under which such transactions were proposed and effectuated.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

                 Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. The Company's Common Shares were not a registered class of equity securities under the Exchange Act until December 11, 1996. The executive officers, directors and ten percent stockholders of the Company were required to make Section 16(a) filings within ten days of such date, however such filings were made on December 30, 1996.

                                   PROPOSAL 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

                 The Board of Directors has appointed the firm of Grant Thornton LLP to act as independent accountants for the Company for the fiscal year ending December 31, 1997 and to perform such accounting services as may be appropriate. Grant Thornton LLP has audited the financial statements of the Company for the Company for the fiscal year ended December 31, 1996. It is not anticipated that a representative of Grant Thornton LLP will be present at the Annual Meeting for issuance of statements or the answering of shareholders' questions.

                 The appointment of auditors has been approved by the Board and is being submitted to the shareholders for ratification. The decision of the Board was based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope and the estimated fees for the coming year.

                 On March 12, 1996, Hein & Associates, LLP was dismissed as the principal accountant for the Company. The decision was approved by the Board of Directors of the Company. Hein & Associates, LLP reports on financial statements of the Company for the fiscal years ended December 31, 1994 and 1995 contained unqualified opinions. There were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with Hein & Associates, LLP.

                 On March 12, 1996, the Company engaged the firm of Kish, Leake & Associates, P.C. as its principal accountants. This decision was approved by the Board of Directors of the Company. The Company had no discussion with Kish, Leake & Associates concerning the application of an accounting principle or practice related to a specific completed or contemplated transaction, or the type of audit opinion which might be rendered.

                 Subsequent to the January 1997 Merger, Kish Leake & Associates, P.C., was dismissed by vote of the Board of Directors, effective February 4, 1997. The prior accountants report on financial statements for the fiscal year ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion; nor was it modified as to uncertainty, audit scope or accounting principles. Prior to the dismissal of Kish Leake & Associates, P.C., there were no disagreements between the Company and Kish Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore there were no unresolved issues with the prior accountants.

                 The Board of Directors of the Company appointed Grant Thornton LLP as the Company's new certifying accountants to audit the Company's financial statements effective February 4, 1997. Grant Thornton LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice given by the new accountant regarding important factors considered by the Company in reaching its decision as to any accounting, auditing or financial reporting issue.

                 Unless otherwise indicated, proxies in the accompanying form will be voted FOR the ratification of the appointment of Grant Thornton LLP as auditors for the Company for its fiscal year ending December 31, 1997.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                     THE APPOINTMENT OF GRANT THORNTON LLP

                                   PROPOSAL 3

                   APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

                 The Board of Directors has adopted the Consolidated Capital of North America, Inc. 1997 Stock Incentive Plan (the "1997 Plan"), subject to shareholder approval, and is recommending that shareholders approve the 1997 Plan at the Annual Meeting. The 1997 Plan is designed to attract, motivate and retain selected employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the 1997 Plan, thereby providing participants with a proprietary interest in the growth and performance of the Company. The 1997 Plan is intended to replace the Company's existing Compensatory Benefit Plan, Incentive Stock Option Plan and Non-Qualified Stock Option and Stock Grant Plan, each of which will be terminated upon the approval of the 1997 Plan by the shareholders.

SHARES AVAILABLE FOR ISSUANCE

                 A total of 3,000,000 Common Shares are available for issuance pursuant to awards granted under the 1997 Plan. Common Shares may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. Shares related to awards, or portions of awards, that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in such manner that all or some of the shares covered by an award are not and will not be issued to a participant, will be restored to the total number of Common Shares available for issuance pursuant to awards.
Shares tendered to or withheld by the Company in connection with the exercise of stock options, or the payment of tax withholding on any award, will also be available for future issuance under awards.

ADMINISTRATION

                 The 1997 Plan will be administered by a committee of the Board consisting solely of two or more Non-Employee directors (the "Committee") and if there shall not be at least two Non-Employee Directors, the Plan shall be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board. In administering the 1997 Plan, the Committee has the full power to select participants, to interpret the provisions of the plan, to grant waivers of award restrictions, to continue or accelerate the exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the 1997 Plan as it may deem necessary or proper.

AWARDS

                 The 1997 Plan permits the grant of nonstatutory and incentive stock options, stock appreciation rights ("SARs") and stock awards, granted singly or in combination. Stock options will be granted at an exercise price of not less than 100% (110% in the case of a person who owns more than 10% of the Common Shares) of the fair market value of the Common Shares (as defined in the 1997 Plan) on the date of grant. Options may be granted for a term of up to 10 years (five years in the case of incentive stock options granted to a person who owns more than 10% of the Common Shares). The 1997 Plan also permits the grant of other awards in stock or denominated in units of stock, which may be subject to restrictions or transfer and/or forfeiture provisions.

PARTICIPANTS

                 Awards under the 1997 Plan may be made to employees of, and other individuals providing services to, the Company. Nonstatutory options, SARs and stock awards may be granted under the 1997 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive options may be granted only to persons who are employees of the Company or any of its subsidiaries.

                 Generally, a participant may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company. If the employment of a participant terminates, other than as a result of the death or disability of a participant, all unexercised, deferred and unpaid awards will be canceled immediately, unless the applicable award agreement provides otherwise. In the event of the death of a participant or in the event a participant is deemed by the Company to be disabled, the participant, or the participant's estate, beneficiaries or representative, as the case may be, will have the rights and duties of the participant under the applicable award agreement. In general, awards granted under the 1997 Plan are not assignable or transferable by a Participant, except under the limited circumstances contemplated by the 1997 Plan.

                 On April 10, 1997, the Board of Directors granted to Ronald F. Martin, the President of Angeles Metal Trim Co., a subsidiary of the Company, options to purchase a total of 500,000 of the Company's Common Shares at an exercise price of $2.00 per share, pursuant to his Employment Agreement, which options vest over a five year period so long as Mr. Martin remains in the employ of the Company. In June 1997, the Board of Directors granted to a consultant to the Company (who is expected to become an employee of the Company) options to purchase a total of 200,000 of the Company's Common Shares at an exercise price of $2.00 per share, which options vest over a five year period provided certain conditions are met. As of August 1, 1997, the market value of the Common Shares subject to the 700,000 outstanding options was $1,706,250 (based upon the $2.4375 closing bid price as reported on the OTC Bulletin Board on such date). If the 1997 Plan is approved by the shareholders, all of the Company's existing plans will be terminated and the 700,000 outstanding options will be reissued under the 1997 Plan.

                 Additional participants in the 1997 Plan will be selected by the Committee and management in their discretion. Accordingly, it is not possible to indicate the number or names of participants who may be eligible for awards under the 1997 Plan and no allocation or other determination has been made as to the types or amounts of awards that may be made except as otherwise set forth herein. As of August 1, 1997, the Company and its subsidiaries had approximately 86 employees. During 1996, no options were granted by the Company.

CHANGE IN CONTROL

                 The 1997 Plan provides that, in the event of a Change in Control (as defined in the 1997 Plan), each stock option will, at the discretion of the Committee, either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price (as defined in the 1997 Plan) over the exercise price for such stock option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such stock option and all restricted shares of stock and all SARs will become nonforfeitable and be immediately transferable or payable, as the case may be. Notwithstanding the foregoing, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment will occur with respect to any award or any class of awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such award or awards will be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a participant's employer (or the parent or an affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award meets the requirements set forth in the 1997 Plan.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

                 The 1997 Plan provides that in the event of any change in the outstanding Common Shares of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may make or provide for adjustments in (a) the number of Common Shares (i) available for issuance under the 1997 Plan, and (ii) covered by outstanding awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants. In the event of any such transaction or event, the Committee may also provide in substitution for any or all outstanding awards under the 1997 Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the number of Common Shares authorized by the 1997 Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this
paragraph.   In the event of any other change affecting the stock or any distribution to holders of stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event.

TERM, AMENDMENT AND TERMINATION OF THE 1997 PLAN

                 The 1997 Plan will terminate on August 22, 2007. Awards outstanding as of the date of such termination will not be affected or impaired by the termination of the 1997 Plan.

                 The Board may amend, alter, or discontinue the 1997 Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation may be made which would (i) impair the rights of an optionee under a stock option or a recipient of a SAR or restricted shares theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any award or transaction under the 1997 Plan to qualify, or to continue to quality, for the exemption to cause any award or transaction under the 1997 Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3 of the Exchange Act, or (ii) disqualify any award or transaction under the 1997 Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

                 The Committee may amend the terms of any award agreement, but no such amendment shall impair the rights of any participant without the participant's consent except such an amendment which is necessary to cause any award or transaction under the 1997 Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3 of the Exchange Act.

                 Subject to the above provisions, the Board will have authority to amend the 1997 Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant awards that qualify for beneficial treatment under such rules without shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

                 Under currently applicable federal income tax law, a participant will not be deemed to recognize any income for federal income tax purposes at the time an option or SAR is granted or a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions or restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows.

                 In the case of an exercise of a stock option other than an ISO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price. The disposition of shares acquired upon exercise of a stock option other than an ISO will ordinarily result in capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option. Capital gains are subject to tax at various rates depending upon the length of time the stock is held following exercise.

                 In the case of an exercise of a SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

                 In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

                 In the case of ISO's, there is generally no tax liability at the time of exercise. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise over the option price (or, if less, the amount of gain realized on the disposition of the stock), and the balance of any gain or any loss will ordinarily be treated as capital gain or loss. The amount of the capital gain tax will be dependant upon the length of time the stock was held.

                 Upon the exercise of a stock option other than an ISO, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. The Company will not receive an income tax deduction as a result of the exercise of an ISO. When a cash payment is made pursuant to the Award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.

                 Participants in the 1997 Plan should consult their own tax advisors to determine the specific tax consequences of the 1997 Plan for them.

                 The foregoing summary of the terms and features of the 1997 Plan is qualified by reference to the 1997 Plan itself which is printed in its entirety as Appendix A.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 THE APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

                                 OTHER BUSINESS

                 As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter which is to be presented for action at the Annual Meeting. If any matter other than those described above (i.e., election of directors, ratification of auditors and approval of the 1997 Plan) does properly come before the Annual Meeting, the individuals named in the enclosed proxy will, unless indicated otherwise, vote the Common Shares represented thereby in accordance with their best judgment.

                         ANNUAL REPORT TO SHAREHOLDERS

                 This proxy statement is accompanied by a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996. The Company will provide without charge to each person to whom a copy of this Proxy Statement has been delivered, on the written request of such person, by first class mail or equally prompt means, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission. Requests for such copies should be directed to Shareholder Relations, at the Company's executive offices, 410 17th Street, Suite 400, Denver, Colorado 80202.

                          FUTURE SHAREHOLDER PROPOSALS

                 From time to time, shareholders present proposals which may be a proper subject for inclusion in the Company's Proxy Statement and for consideration at its Annual Meetings of Shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than May 1, 1998 for inclusion, if proper, in next year's proxy solicitation materials.

                                    GENERAL

                 The Company will pay all of the costs of preparing, assembling and mailing the form of proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made through the mail, in person, and by telecommunications, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such . The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

                                 OTHER BUSINESS

                 The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

            WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN
                       AND RETURN THE ENCLOSED PROXY CARD

                                        BY ORDER OF THE BOARD OF DIRECTORS





                                        Donald R. Jackson
                                        Secretary

                                                                      APPENDIX A


                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           1997 STOCK INCENTIVE PLAN


         1. Objectives. The Consolidated Capital of North America, Inc. 1997 Stock Incentive Plan (the "Plan") is designed to attract, motivate and retain selected employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

         2.      Definitions.

                 (a) Affiliate. Any corporation, partnership or other legal entity in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership or other legal entity.

                 (b) Award. The grant of any form of stock option, stock appreciation right or stock award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

                 (c) Award Agreement. An agreement between the Company and a Participant setting forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

                 (d) Board. The Board of Directors of Consolidated Capital of North America, Inc.

                 (e) Change in Control. The occurrence of any of the following events:

                          (i) The members of the Board at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

                          (ii) Any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, any Affiliate, or any employee benefit plan of the Company, or any Affiliate) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                          (iii) The stockholders of the Company shall approve a definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transactions or (2) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; or

                          (iv) The purchase of Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, or any Affiliate, or an employee benefit plan of the Company or any of its Affiliates, for 20% or more of the Stock of the Company.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

                 (f) Change in Control Price. The higher of (i) the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, (ii) the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

                 (g) Code. The Internal Revenue Code of 1986, as amended from time to time.

                 (h) Committee. The committee of the Board as may be designated from time to time by the Board to administer the Plan, which shall consist of two or more members, each of whom shall be a Non-Employee Director and if there shall not be at least two Non-Employee Directors, the Plan shall be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board.

                 (i) Company. Consolidated Capital of North America, Inc. and its direct and indirect subsidiaries.

                 (j) Disabled or Disability. Permanent and total disability as determined under the Company's long-term disability program or, if no such program has been adopted, the continuous absence of an employee for 187 consecutive days or more due to physical or mental illness or incapacity.

                 (k) Exchange Act. Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

                 (l) Fair Market Value. The value of a share of Stock on a particular date, determined as follows: (i) if the Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the mean between the highest "bid" and lowest "asked" quotations of a share of Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Committee; or (ii) if the Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Stock on such date as recorded on the composite tape system, or, if such system does not cover the Stock, the last reported sale price of a share of Stock on such date on the principal national securities exchange on which the Stock is listed, or if no sale of Stock took place on such date, the last reported sale price of a share of Stock on the most recent day on which a sale of a share of Stock took place as recorded by such system or on such exchange, as the case may be; or (iii) if the Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee.

                 (m) Non-Employee Director. A person defined as such in Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

                 (n) Participant. An individual to whom an Award has been made under the Plan. Awards may be made to any employee of, or any other individual providing services to, the Company. However, incentive stock options may be granted only to individuals who are employed by the Company or by a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company, including a subsidiary that becomes such after the adoption of the Plan.

                 (o) Stock. Authorized and issued or unissued shares of Common Stock, $0.0001 par value, of the Company or any security issued in exchange or substitution therefor.

         3. Stock Available for Awards. Subject to Section 11 hereof, a total of 3,000,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan. Shares of Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. For purposes of determining the number of shares of Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 8. Shares of Stock related to Awards, or portions of Awards, that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards. Further, shares tendered to or withheld by the Company in connection with the exercise of stock options, or the payment of tax withholding on any Award, shall also be available for future issuance under Awards.

         4. Administration. The Plan shall be administered by the Committee, which shall have full power to select Participants, to grant Awards, to interpret the Plan, to grant waivers of Award restrictions to whom Awards may be granted form time to time, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. The interpretation and construction by the Committee of any provision of this Plan or of any agreement or document evidencing the grant of any Award and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

         5. Awards. The Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include those listed below in this
Section 5. Awards may be granted singly, in combination or in tandem, or in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any plan of any entity acquired by, or merged with or into, the Company. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

                 The Committee may determine to make any or all of the following Awards:

                 (a) Stock Options. A grant of a right to purchase a specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, as determined by the Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company or plan of any entity acquired by, or merged with or into the company, the exercise price may be the same as the purchase or designated price of such other award. If the optionee is an owner of stock (as determined under Section 424(d) of the Internal Revenue Code) that possesses more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation ("Ten Percent Stockholder"), the option price per share in the case of an incentive stock option shall not be less than 110% of the fair market value of a share of Common Stock on the date of the option grant. A stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with
                 Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee. The aggregate Fair Market Value (as determined as of the time of grant) of the Stock with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year under the Plan (and/or any other incentive stock option plans of the Company) shall not exceed $100,000. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

                          Stock Options granted under the Plan shall be subject
to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable and set forth on the Award
Agreement:

                          (i) Option Price. The option price per share of Common Stock shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

                          (iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                          (iv) Payment of Exercise Price. The price at which shares of Stock may be purchased under a Stock Option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Stock or surrendering another Award or any combination thereof. The Committee shall determine acceptable methods of tendering Stock or other Awards and may impose such conditions on the use of Stock or other Awards to exercise a Stock Option as it deems appropriate.

                 (b) Stock Appreciation Rights. A right to receive a payment, in cash, Stock or both, equal in value to the excess of the Fair Market Value of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that if an SAR is granted in tandem with or in substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award.

                 (c) Stock Awards. An Award made in Stock or denominated in units of Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other comparable measurements of the Company performance.

         6. Tax Withholding. Prior to the payment or settlement of any Award, the Participant must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

         7. Transferability. No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (a) by law, will or the laws of descent and distribution, (b) as a result of the disability of a Participant or (c) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant's immediate family and/or trusts whose beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee. Notwithstanding the foregoing, in no event shall ISOs be transferable or assignable other than by will or by the laws of descent and distribution.

         8. Termination of Employment. If the employment of a Participant terminates, other than as a result of the death or Disability of a Participant, all unexercised, deferred and unpaid Awards shall be canceled immediately, unless the Award Agreement provides otherwise. In the event of the death of a Participant or in the event a Participant is deemed by the Company to be Disabled, the Participant, or the Participant's estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the Participant under the applicable Award Agreement.

         9.      Change in Control.

                 (a) Subject to the provisions of Section 9(b) below, in the event of a Change in Control, each Stock Option shall, at the discretion of the Committee, either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Stock Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Stock Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be.

                 (b) Notwithstanding Section 9(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an Affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                          (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

                          (ii) provide such Participant (or each Participant in a class of Participant) with rights and entitlements substantially equivalent to or be better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                          (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

                          (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.

         10. Term, Amendment and Termination of the Plan. The Plan will terminate on August 22, 2007. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.

                 The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of an optionee under a Stock Option or a recipient of a SAR or restricted share of Stock theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to quality, for the exemption to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (b) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

                 The Committee may amend the terms of any Award Agreement, but no such amendment shall impair the rights of any participant without the participant's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3.

                 Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

         11. Adjustments. In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may make or provide for adjustments in (a) the number of shares of Stock (i) available for issuance under the Plan, and (ii) covered by outstanding Awards denominated in stock or units of Stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate
in order to reflect any transaction or event described in this Section 11.   In
the event of any other change affecting the Stock or any distribution to holders of Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

         12.     Miscellaneous.

                 (a) The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

                 (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to shareholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

                 (c) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan.

                 (d) The Plan and each Award Agreement shall be governed by the laws of the State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

                 (e) The Committee shall have full power and authority to interpret the Plan and to make any determinations thereunder and the Committee's determinations shall be binding and conclusive. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

                 (f) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

                 (g) The Plan shall become effective on the date it is approved by the Board, subject to approval by the holders of a majority of the shares of Stock then outstanding. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company at the next Annual Meeting of Stockholders.

                 (h) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                 (i) The Committee may grant Awards to employees who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from other Awards granted under the Plan for the purposes of complying with foreign tax laws.

--------------------------------------------------------------------------------

                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 8, 1997

     The undersigned hereby constitutes and appoints Thompson H. Rogers, Paul Bagley and Donald R. Jackson and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned, to act for and to vote all of the undersigned's
     Common Shares of $.0001 par value per share of Consolidated Capital of North America, Inc. (the 'Company') at the Annual Meeting of Shareholders (the 'Meeting') to be held at 410 17th Street, Suite 400, Denver Colorado 80202, on October 8, 1997, at 10:00 a.m. Mountain
     Time, and at all adjournments thereof for the following purposes:

     1. Election of Directors;

        [ ] FOR THE DIRECTOR NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE
            CONTRARY BELOW)

        [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

   Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  CLASS I DIRECTORS:              CLASS II DIRECTORS:             CLASS III DIRECTORS:
  (Term Expires 1998)             (Term Expires 1999)             (Term Expires 2000)

  Thompson H. Rogers              L. Wayne Harber                 Donald R. Jackson
  Paul Bagley                     John D. McKey, Jr.              Christian W. Wolf

     2. Ratification of the appointment of Grant Thornton LLP as the Company's auditor;

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
                                                                   FROM
                                                                   VOTING

     3. Approval of the 1997 Stock Incentive Plan; and

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
                                                                   FROM
                                                                   VOTING

     4. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

                  (continued, and to be signed, on other side)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                          (continued from other side)

   The undersigned hereby revokes any proxies as to said shares heretobefore given by the undersigned and ratifies and confirms that said attorneys and proxies lawfully may do by virtue hereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO
     SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS; (2) FOR RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S AUDITOR; AND (3) FOR APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.

   It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

   The undersigned hereby acknowledges receipt of the Notice of Annual
     Meeting of Shareholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.

                                           Dated:                    , 1997
                                                 --------------------


                                           --------------------------------
                                                      SIGNATURE

                                           --------------------------------
                                              SIGNATURE IF HELD JOINTLY

                                           SIGNATURE(S) SHOULD AGREE WITH THE
                                           NAME(S) STENCILED HEREON. EXECUTORS,
                                           ADMINISTRATORS, TRUSTEE, GUARDIANS
                                           AND ATTORNEYS SHOULD SO INDICATE
                                           WHEN SIGNING. ATTORNEYS SHOULD
                                           SUBMIT POWERS OF ATTORNEY.

--------------------------------------------------------------------------------